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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS



The Board of Directors
NTN Communications, Inc.:

         We consent to the use of our report incorporated herein by reference in the Form S-8 Registration Statement dated May 11, 2001.

                                                  /s/ KPMG LLP

San Diego, California
May 11, 2001